UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2012

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street, Waltham, MA 02451

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (781) 895-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 — DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(a) — (d)  Not applicable.

(e)  At the 2012 annual meeting of shareholders of ImmunoGen, Inc. (referred to as “we” or “us”) held on November 13, 2012 (the “2012 Annual Meeting”), our shareholders approved an amendment to our 2006 Employee, Director and Consultant Equity Incentive Plan (the “2006 Plan”) to increase the number of shares of common stock authorized for issuance thereunder by 3,500,000.

A summary of the material terms and conditions of the 2006 Plan is set forth in our definitive Proxy Statement dated October 2, 2012, filed with the Securities and Exchange Commission on October 2, 2012, under the caption “Amendment to 2006 Employee, Director and Consultant Equity Incentive Plan to Increase the Number of Shares Authorized for Issuance Thereunder by 3,500,000 (Notice Item 3).”  Such description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the amended and restated 2006 Plan filed as Exhibit 10.1 to this Current Report on Form 8-K.

(f)  Not applicable.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

As stated above, the 2012 Annual Meeting was held on November 13, 2012.  At the 2012 Annual Meeting, shareholders fixed the number of Directors constituting the full Board of Directors at ten.  The voting results were as follows:

For:	72,519,933
Against	1,970,568
Abstain	2,236,153
Broker Non-Votes	0

At the 2012 Annual Meeting, shareholders elected ten Directors as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Daniel M. Junius	57,573,872	1,054,636	18,098,146
Stephen C. McCluski	57,656,437	972,071	18,098,146
Mark Goldberg, MD	57,669,384	959,124	18,098,146
Dean J. Mitchell	57,666,544	961,964	18,098,146
Nicole Onetto, MD	57,668,970	959,538	18,098,146
Kristine Peterson	57,667,893	960,615	18,098,146
Howard H. Pien	57,437,895	1,190,613	18,098,146
Mark Skaletsky	57,560,345	1,068,163	18,098,146
Joseph J. Villafranca, PhD	57,663,875	964,633	18,098,146
Richard J. Wallace	57,544,629	1,083,879	18,098,146

At the 2012 Annual Meeting, shareholders approved an amendment to the 2006 Plan to increase the number of shares of common stock authorized for issuance thereunder by 3,500,000 as follows:

For:	56,395,969
Against	2,179,467
Abstain	53,072
Broker Non-Votes	18,098,146

At the 2012 Annual Meeting, shareholders approved an amendment to our Restated Articles of Organization to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000 as follows:

For:	69,915,354
Against	6,636,404
Abstain	174,896
Broker Non-Votes	0

At the 2012 Annual Meeting, shareholders voted to approve, on an advisory basis, the compensation paid to the our named executive officers, as described in our proxy statement (the “say-on-pay vote”) as follows:

For:	56,318,771
Against	2,217,475
Abstain	92,262
Broker Non-Votes	18,098,146

At the 2012 Annual Meeting, shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013 as follows:

For:	76,151,758
Against	345,670
Abstain	229,226
Broker Non-Votes	0

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d): The following exhibit is being furnished herewith:

Exhibit No.	Exhibit

10.1	2006 Employee, Director and Consultant Equity Incentive Plan, as amended and restated through November 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: November 16, 2012	/s/ Gregory D. Perry

Gregory D. Perry
Executive Vice President and Chief Financial Officer